Classification: DBI Confidential DESIGNER BRANDS INC. (F/K/A DSW INC.) NONQUALIFIED DEFERRED COMPENSATION PLAN Amended and Restated Effective September 29, 2022

Classification: DBI Confidential

TABLE OF CONTENTS

		Page
ARTICLE I	**Purpose and Effective Date**	**1**
1.1.	Purpose	1
1.2.	Effective Date	1
ARTICLE II	**Definitions**	**1**
2.1.	Account.	1
2.2.	Act	1
2.3.	Affiliates	1
2.4.	Beneficiary.	1
2.5.	Board.	1
2.6.	Bonus Deferral Commitment.	2
2.7.	Change in Control	2
2.8.	Code.	3
2.9.	Company.	3
2.10.	Company Contribution Account	3
2.11.	Compensation.	3
2.12.	Compensation Deferral.	4
2.13.	Director's Fees Deferral Commitment	4
2.14.	Disability.	4
2.15.	Discretionary Contribution	4
2.16.	Elective Deferral Account	4
2.17.	Employer	4
2.18.	Matching Contribution	4
2.19.	Measurement Funds.	5
2.20.	Participant.	5
2.21.	Participation Agreement.	5
2.22.	Plan.	5
2.23.	Plan Administrator.	5
2.24.	Plan Year.	5
2.25.	Related Group	5
2.26.	Retirement	5
2.27.	Salary Deferral Commitment.	5
2.28.	Subsidiary	6
2.29.	Termination	6
2.30.	Unforeseeable Emergency.	6
2.31.	Valuation Date	6
2.32.	Year of Credited Service	6
ARTICLE III	**Eligibility and Participation**	**6**
3.1.	Eligibility.	6
3.2.	Participation.	6
3.3.	Partial Year Participation	7

i

ii Classification: DBI Confidential TABLE OF CONTENTS Page ARTICLE IV Elective Deferrals .............................................................................................7 4.1. Amount of Deferral Election. ..................................................................................7 4.2. Deferral Limits.........................................................................................................7 4.3. Period of Commitment.............................................................................................8 4.4. Change of Status. .....................................................................................................8 ARTICLE V Participant Accounts .......................................................................................8 5.1. Establishment of Accounts. .....................................................................................8 5.2. Crediting Compensation Deferrals to Elective Deferral Account. ..........................8 5.3. Crediting Matching Contributions to Company Contribution Account ..................9 5.4. Crediting Discretionary Contributions to Company Contribution Account ............9 5.5. Investment Designations and Earnings (or Losses) on Account. ............................9 5.6. Valuation of Account. ..............................................................................................9 5.7. Vesting of Accounts.................................................................................................9 5.8. Discharge for Cause...............................................................................................10 5.9. Statement of Account.............................................................................................10 5.10. Payments from Account.........................................................................................10 ARTICLE VI Payments to Participants...............................................................................10 6.1. Distributions...........................................................................................................10 6.2. Timing of Benefit Payments ..................................................................................11 6.3. Form of Payment....................................................................................................11 6.4. Disability................................................................................................................11 6.5. Death. .....................................................................................................................11 6.6. Unforeseeable Emergency .....................................................................................12 6.7. Change in Election.................................................................................................13 6.8. Small Accounts ......................................................................................................13 6.9. Valuation of Payments...........................................................................................13 6.10. Delay of Payment for Specified Employees ..........................................................13 6.11. Effect of Code Section 4999 ..................................................................................13 6.12. Effect of Payment ..................................................................................................13 ARTICLE VII Beneficiary Designation.................................................................................12 7.1. Beneficiary Designation.........................................................................................14 7.2. Changing Beneficiary. ...........................................................................................14 7.3. Community Property..............................................................................................14 7.4. No Beneficiary Designation...................................................................................14 7.5. Effect of Payment ..................................................................................................14 ARTICLE VIII Administration ...............................................................................................14 8.1. Plan Administrator. ................................................................................................14 8.2. Agents ....................................................................................................................15 8.3. Binding Effect of Decisions...................................................................................15 8.4. Indemnification of Plan Administrator ..................................................................15

iii Classification: DBI Confidential TABLE OF CONTENTS Page ARTICLE IX Claims Procedures .........................................................................................15 9.1. Claim......................................................................................................................15 9.2. Claim Decision Not Involving Determination of Disability..................................15 9.3. Claim Decision Involving Determination of Disability.........................................16 9.4. Request for Review................................................................................................17 9.5. Review of Decision Not Involving Determination of Disability. ..........................17 9.6. Review of Decision Involving Determination of Disability. .................................18 ARTICLE X Miscellaneous..................................................................................................19 10.1. Unfunded Plan .......................................................................................................19 10.2. Unsecured General Creditor ..................................................................................19 10.3. Trust Fund..............................................................................................................19 10.4. Protective Provisions. ............................................................................................19 10.5. Inability to Locate Participant or Beneficiary........................................................20 10.6. No Contract of Employment. .................................................................................20 10.7. Withholding Taxes.................................................................................................20 10.8. No Limitation on Employer Actions......................................................................20 10.9. Obligations to Employer. .......................................................................................20 10.10. No Liability for Action or Omission......................................................................20 10.11. Nonalienation of Benefits. .....................................................................................20 10.12. Liability for Benefit Payments...............................................................................21 10.13. Governing Law. .....................................................................................................21 10.14. Severability of Provisions. .....................................................................................21 10.15. Headings and Captions. .........................................................................................21 10.16. Gender, Singular and Plural...................................................................................21 10.17. Participating Employers.........................................................................................21 10.18. Notice.....................................................................................................................21 10.19. Amendment and Termination. ...............................................................................22 10.20. Code Section 409A.................................................................................................22

1 Classification: DBI Confidential DESIGNER BRANDS INC. (F/K/A DSW INC.) NONQUALIFIED DEFERRED COMPENSATION PLAN Amended and Restated Effective September 29, 2022 ARTICLE I Purpose and Effective Date 1.1. Purpose. This Plan is intended to allow a select group of key management or other highly compensated employees of the Employer and directors of the Company to defer the receipt of compensation that would otherwise be payable to them and to provide supplemental retirement benefits for those employees. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. The terms of this Plan are intended to, and shall be shall be operated and interpreted and applied so as to, comply in all respects with applicable law and the provisions of Internal Revenue Code Section 409A and regulations and rulings thereunder. 1.2. Effective Date. This Plan was originally adopted effective as of August 1, 2007 and is amended and restated in its entirety as set forth herein effective as of September 29, 2022 (the “Restatement Date”). ARTICLE II Definitions For ease of reference, the following definitions will be used in the Plan: 2.1. Account. “Account” means the account maintained on the books of the Employer used solely to calculate the amount payable to each Participant who defers Compensation under this Plan and shall not constitute or be treated as a separate fund of assets. 2.2. Act. “Act” means the Securities Exchange Act of 1934, as amended, and any successor statute, as it may be amended from time to time. 2.3 Affiliates. “Affiliate” or “Affiliates” shall mean a group of entities including the Company which constitutes a controlled group of corporations (as defined in Code Section 414(b)), a group of trades or businesses (whether or not incorporated) under common control (as the defined Code Section 414(c)), and members of an affiliated service group (within the meaning of Code Section 414(m)). 2.4. Beneficiary. “Beneficiary”" means the person, persons or entity designated by the Participant to receive payments under this Plan in the event of the Participant's death as provided in Article VII. Inc.). 2.5. Board. “Board” means the Board of Directors of Designer Brands Inc. (f/k/a DSW

2 Classification: DBI Confidential 2.6. Bonus Deferral Commitment. “Bonus Deferral Commitment” means that portion of bonus compensation for which a Participant has made an election to defer receipt pursuant to Article IV. 2.7. Change in Control. “Change in Control” means each the following: (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act and for purposes of this Section 2.7, a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of voting securities of the Company where such acquisition causes such Person to own 30% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the “Outstanding Voting Securities”); provided, however, that for purposes of this Section 2.7(a), the following acquisitions shall not be deemed to result in a Change in Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company or a Subsidiary; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (iv) any acquisition by any corporation or other entity pursuant to a transaction that complies with clauses (i), (ii), and (iii) of Section 2.7(c) below; (v) any acquisition by Jay L. Schottenstein, Schottenstein Stores Corporation or any of their respective affiliates; or (vi) any acquisition by any trust established for the benefit of Jay L. Schottenstein or any of his spouse, children or lineal descendants or any other Person controlled by such trust; provided, further, that if any person’s beneficial ownership of the Outstanding Voting Securities reaches or exceeds 30% as a result of a transaction described in clause (i) or (ii) of this Section 2.7(a), and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 30% or more of the Outstanding Voting Securities; (b) Individuals who, as of the Restatement Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Restatement Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall be deemed to be a member of the Incumbent Board; (c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or a Subsidiary, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of a corporation or other entity by the Company or a Subsidiary (each, a “Business Combination”), excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (the “Resulting Entity”, including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the

3 Classification: DBI Confidential Company’s assets either directly or through one or more subsidiaries); (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or the Resulting Entity) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of the Resulting Entity except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the Resulting Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (d) Approval of the shareholders of the Company of a complete liquidation or dissolution of the Company. Notwithstanding the foregoing, solely to the extent that a Change in Control is a distribution event for purposes of an Plan, the foregoing definition of Change in Control shall be interpreted, administered, limited and construed in a manner necessary to ensure that the occurrence of any such event shall result in a Change in Control only if such event qualifies as a “change in control event,” within the meaning of Treasury Regulation Section 1.409A-3(i)(5). Further, to the extent necessary to comply with Section 409A of the Code, the liquidation or dissolution of the Company described in this Section 2.7(d) shall comply with the procedures described in Treasury Regulation Section 1.409A-3(j)(4)(ix)(A). 2.8. Code. “Code” means the Internal Revenue Code of 1986, as amended (and any regulations thereunder). 2.9. Company. “Company” means Designer Brands Inc. (f/k/a DSW Inc.), an Ohio corporation, and any successor thereto. 2.10. Company Contribution Account. “Company Contribution Account” means the Account maintained in accordance with Section 5.3 with respect to Matching Contributions and Section 5.4 and with respect to any Discretionary Contributions made under this Plan. A Participant’s Company Contribution Account shall be utilized solely as a device for the determination and measurement of amounts to be paid to the Participant pursuant to this Plan and shall not constitute or be treated as a separate fund of assets. 2.11. Compensation. “Compensation” means compensation for services performed, including salary and bonus. This includes a Participant’s (i) base salary payable during a Plan Year; (ii) bonuses payable by the Employer for services performed in the period that begins during a Plan Year; and (iii) long-term incentive plan amounts paid in either cash or shares. Compensation also includes all fees payable to non-employee members of the Board, including the retainer for service as a member of the Board or any committees thereof and meeting fees. In no event shall any of the following items be treated as Compensation hereunder: (i) payments from this Plan or any other Employer nonqualified deferred compensation plan; (ii) with the exception of long-term incentive plan amounts paid in shares as described above, any form of non-cash compensation or benefits, including short and long term disability payments, group life insurance premiums, income from the exercise of non-qualified stock options, from the disqualifying disposition of incentive stock options, or realized upon vesting of restricted stock

4 Classification: DBI Confidential or the delivery of shares in respect of restricted stock units (or other similar items of income related to equity compensation grants or exercises); (iii) expense reimbursements; (iv) severance payments; or (v) any other payments or benefits other than normal Compensation as determined by the Plan Administrator in its sole discretion. Notwithstanding anything to the contrary, Compensation shall include amounts deferred on a pre-tax basis under this Plan, any tax- qualified retirement plan, any Code Section 125 plan, and any other nonqualified deferred compensation plan of the Employer. 2.12. Compensation Deferral. “Compensation Deferral” means that portion of Compensation as to which a Participant has made an annual irrevocable election to defer receipt pursuant to Article IV. A Participant's Compensation Deferral may consist of a Salary Deferral Commitment, a Bonus Deferral Commitment, a Director’s Fees Deferral Commitment, or a combination, as applicable to the Participant. 2.13. Director’s Fees Deferral Commitment. “Director’s Fees Deferral Commitment” means that portion of a director’s cash fees for which a Participant has made an election to defer receipt pursuant to Article IV. 2.14. Disability. “Disability” means that a Participant either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering employees of the Participant’s Employer. A Participant who has been determined to be eligible for Social Security disability benefits shall be presumed to have a Disability as defined herein. 2.15. Discretionary Contribution. “Discretionary Contribution” means any amount credited to a Participant's Account under Section 5.4. 2.16. Elective Deferral Account. “Elective Deferral Account” means the Account maintained in accordance with Section 5.2 with respect to any elective Compensation Deferrals made under this Plan. A Participant’s Elective Deferral Account shall be utilized solely as a device for the determination and measurement of the amounts to be paid to the Participant pursuant to this Plan and shall not constitute or be treated as a separate fund of assets. 2.17. Employer. “Employer” means the Company and any parent, subsidiary, or other affiliate designated by the Plan Administrator to participate in this Plan, as provided under Section 10.17. 2.18. Matching Contribution. “Matching Contribution” means the amount that equals the following: (a) Any Matching Contribution not paid into the Participant’s 401(k) plan account by the Employer due to the Participant’s participation in this Plan or any other plan of an Employer; plus

5 Classification: DBI Confidential (b) Any other amount determined by the Employer, and in its sole discretion, to be appropriate for the Plan Year. Such an amount may be larger or smaller than the amount credited to any other Participant and may defer from the amount credited to such participant in the preceding Plan Year. Notwithstanding the above, in no event shall a Participant who is a non-employee member of the Board be eligible for a Matching Contribution. 2.19. Measurement Funds. “Measurement Funds” means one or more of the independently established funds or indices that are identified by the Plan Administrator. These Measurement Funds are used solely to calculate the earnings that are credited to each Participant's Account(s) in accordance with Article V below, and do not represent any beneficial interest on the part of the Participant in any asset or other property of the Company. The determination of the increase or decrease in the performance of each Measurement Fund shall be made by the Plan Administrator in its reasonable discretion. Measurement Funds may be replaced, new funds may be added, or both, from time to time in the discretion of the Plan Administrator. 2.20. Participant. “Participant” means any employee who satisfies the eligibility requirements set forth in Article III. In the event of the death or incompetency of a Participant, the term means his or her beneficiary, personal representative or guardian. 2.21. Participation Agreement. “Participation Agreement” means the authorization form that an eligible employee files with the Plan Administrator to elect a Compensation Deferral under the Plan for a Plan Year. 2.22. Plan. “Plan” means this Plan, entitled the Designer Brands Inc. (f/k/a DSW Inc.) Nonqualified Deferred Compensation Plan, as amended from time to time. 2.23. Plan Administrator. “Plan Administrator” means the committee appointed by the Company to administer this Plan pursuant to Article VIII. 2.24. Plan Year. “Plan Year” means (a) for the 2007 Plan Year, August 1, 2007 through December 31, 2007, and (b) for each year thereafter, the twelve (12) month period beginning on each January 1 and ending on the following December 31. 2.25. Related Group. “Related Group” means the Company and all Affiliates of the Company. 2.26. Retirement. “Retirement” means separation of service from the Related Group after attaining age fifty-five (55) and completing at least five years of service. 2.27. Salary Deferral Commitment. “Salary Deferral Commitment” means that portion of salary compensation for which a Participant has made an election to defer receipt pursuant to Article IV.

6 Classification: DBI Confidential 2.28. Subsidiary. “Subsidiary” means (a) any corporation or other entity in which the Company, directly or indirectly, controls 50% or more of the total combined voting power of such corporation or other entity, or (b) any other corporation or other entity in which the Company has a significant equity interest, in either case as determined by the Compensation Committee of the Board. 2.29 Termination. “Termination” means a Participant’s separation from service with the Related Group, including termination of service as a member of the Board, for any reason other than Disability or death. 2.30. Unforeseeable Emergency. “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. 2.31. Valuation Date. “Valuation Date” means the last day of the Plan Year and any other date or dates that the Employer, in its sole discretion, reasonably chooses to calculate the value of the Participant’s Accounts and treat as a Valuation Date. 2.32. Year of Credited Service. “Year of Credited Service” means a twelve (12) month consecutive period in which the Participant has been employed by Employer. ARTICLE III Eligibility and Participation 3.1. Eligibility. An employee of an Employer shall be eligible to participate in this Plan if the employee is part of a select group of management or highly compensated employee and is named by the Plan Administrator to be a Participant in this Plan. In lieu of naming individual employees as eligible for participation, the Plan Administrator may establish eligibility criteria (consistent with the requirements of this Section 3.1) providing for participation of all employees of an Employer who satisfy such criteria. All non-employee Board members shall also be eligible to participate in this Plan. An individual shall remain a Participant until that individual has received full payment of all amounts credited to the Participant’s Accounts. 3.2. Participation. An eligible employee or Board member may elect to enter into a Salary Deferral Commitment and/or a Director’s Fees Deferral Commitment with respect to any Plan Year by submitting a Participation Agreement to the Plan Administrator by December 31 (or such earlier date established by the Plan Administrator) of the calendar year immediately preceding the Plan Year. An eligible employee may elect to enter into a Bonus Deferral Commitment by submitting a Participation Agreement to the Plan Administrator no later than six (6) months prior to the end of the period in which the performance-based compensation that is the subject of the Bonus Deferral Commitment is earned (or such earlier date established by the Plan Administrator), provided such bonus is determined based upon a period of least 12 months. Such Participation Agreement shall only be effective if entered into in a manner consistent with the provisions of Code Section 409A.

7 Classification: DBI Confidential 3.3. Partial Year Participation. If an employee or director first becomes eligible to participate during a calendar year, then the Plan Administrator, in its sole discretion, may allow such employee or director to submit a Participation Agreement to the Plan Administrator no later than thirty (30) days following the date the employee or director becomes eligible to participate. Any such Participation Agreement permitted by the Plan Administrator shall be effective only with respect to Compensation for services to be performed subsequent to the election and deferred in a manner consistent with the provisions of Code Section 409A. For bonus or incentive compensation earned in the initial Plan Year that is based upon a specified performance period, a Participant’s deferral election pursuant to this Section 3.3 may apply only to the portion of such Compensation that is equal to i) the total amount of compensation for the performance period, multiplied by ii) a fraction, the numerator of which is the number of days remaining in the service period after the Participant’s deferral election is made, and the denominator of which is the total number of days in the performance period. ARTICLE IV Elective Deferrals 4.1. Amount of Deferral Election. A Participant may elect a Compensation Deferral in the Participation Agreement as follows: (a) Salary Deferral Commitment. A Salary Deferral Commitment shall be related to the salary payable by the Employer to the Participant for services performed during the Plan Year. The amount to be deferred shall be stated as a percentage of the salary to be earned during the Plan Year, or in such other form as allowed by the Plan Administrator. Any deferral elections under the 401(k) Plan or changes thereto shall have no impact on the Salary Deferral Commitment under the Plan. (b) Bonus Deferral Commitment. The amount to be deferred shall be stated as a percentage of any bonus payable by the Employer for services performed in the period that begins during the Plan Year, or in such other form as allowed by the Plan Administrator. (c) Director’s Fees Deferral Commitment. The amount to be deferred shall be stated as a percentage of any fees earned during the Plan Year, or in such other form as allowed by the Plan Administrator. 4.2. Deferral Limits. The following limitations shall apply to Compensation Deferrals: (a) Minimum. The minimum deferral amount for a Salary, Bonus or Director’s Fees Deferral Commitment shall be two thousand dollars ($2,000) per Plan Year. (b) Maximum. The maximum deferral amount for a Salary Deferral Commitment shall be seventy percent (70%). The maximum deferral amount for a Bonus Deferral Commitment shall be eighty percent (80%) of any such bonus payable by the Employer for services performed in the period that begins during the Plan Year. The maximum deferral amount for a Director’s Fees Deferral Commitment shall be one hundred percent (100%) of any such cash fees to be earned during the Plan Year. Such deferrals shall be limited to the extent necessary to accommodate all income tax withholding obligations, deferral elections under the 401(k) Plan and contribution obligations for group health and other benefit plans.

8 Classification: DBI Confidential (c) Changes in Minimum or Maximum. The Plan Administrator may amend the Plan to change the minimum or maximum deferral amounts from time to time by giving written notice to all Participants. No such change may affect a Compensation Deferral made prior to the Plan Administrator’s action unless otherwise required by law. 4.3. Period of Commitment. A Participant's Participation Agreement as to a Compensation Deferral shall remain in effect only for the immediately succeeding Plan Year (or the remainder of the current year, as applicable). After a Plan Year has begun, the Participation Agreement shall be irrevocable for the remainder of that Plan Year. Notwithstanding the above, the Participation Agreement shall be terminated if a distribution is made to a Participant as a result of an Unforeseeable Emergency pursuant to Section 6.7 or if such termination is required for the Participant to be able to obtain a hardship distribution under a qualified plan with a qualified cash or deferred arrangement under Code Section 401(k). Further, the Plan Administrator may, in its sole discretion, cancel a Participation Agreement as permitted by Code Section 409A in connection with (a) the Participant’s “disability” or (b) such other event or condition as may be permitted under Code Section 409A pursuant to generally applicable guidance published in the Internal Revenue Bulletin. For purposes of the cancellation of a Participation Agreement pursuant to this Section 4.3, a “disability” refers to any medically determinable physical or mental impairment resulting in the Participant’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than six months. Any resumption of the Participant’s deferrals under this Plan shall be made only at the election of the Participant in accordance with Article III herein. 4.4. Change of Status. Participation in a Plan Year does not guarantee active participation in any future Plan Year. If a Participant no longer meets the eligibility criteria set forth in Section 3.1 during a Plan Year, the Participant’s most recent Compensation Deferral should remain in effect for the remainder of the Plan Year and shall not terminate unless such termination of the Compensation Deferral is required for the Plan to continue to be maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of ERISA Sections 201(2), 301(a), and 401(a)(1). ARTICLE V Participant Accounts 5.1. Establishment of Accounts. For record keeping purposes only, separate accounts shall be maintained for each Participant to reflect his or her Elective Deferral Account and Company Contribution Account (collectively referred to as “Accounts.”) Separate sub-accounts shall be maintained to the extent necessary to properly reflect the Participant’s election of Measurement Funds, distribution elections and vesting. 5.2. Crediting Compensation Deferrals to Elective Deferral Account. The Plan Administrator shall credit Compensation Deferrals to the Participant's Elective Deferral Account as soon as practicable after the date on which such Compensation would otherwise have been paid, in accordance with the Participant’s election.

9 Classification: DBI Confidential 5.3. Crediting Matching Contributions to Company Contribution Account. The Employer shall credit Matching Contributions to the Participant’s Company Contribution Account as determined as by the Employer in its discretion. 5.4. Crediting Discretionary Contributions to Company Contribution Account. The Employer may make Discretionary Contributions to the Participant’s Company Contribution Account, in accordance with Section 2.10 at such times as the Plan Administrator in its sole discretion shall determine. 5.5. Investment Designations and Earnings (or Losses) on Account. Participants must designate, on a Participation Agreement or by such other means as may be established by the Plan Administrator, the portion of the contributions to their Accounts that shall be allocated among the various Measurement Funds. In default of such designation, contributions to a Participant's Accounts shall be allocated to one or more default Measurement Funds as determined by the Plan Administrator in its sole discretion. A Participant's Account shall be credited with all deemed earnings (or losses) generated by the Measurement Funds, as elected by the Participant, on each business day for the sole purpose of determining the amount of earnings to be credited or debited to such Account as if the designated balance of the Account had been invested in the applicable Measurement Fund. Notwithstanding that the rates of return credited to Participant's Accounts are based upon the actual performance of the corresponding Measurement Funds, the Employer shall not be obligated to invest any amount credited to a Participant's Account under this Plan in such Measurement Funds or in any other investment funds. Upon notice to the Plan Administrator in the manner it prescribes, a Participant may reallocate the Funds to which his or her Account is deemed to be allocated. 5.6. Valuation of Account. The value of a Participant's Account as of any date shall equal the amounts theretofore credited to such Account, including any earnings (positive or negative) deemed to be earned on such Account in accordance with Section 5.5, less any payments made to the Participant or the Participant's Beneficiary pursuant to this Plan, and any forfeitures. 5.7. Vesting of Accounts. Participants shall be vested in their Accounts as follows: (a) Compensation Deferrals, and earnings credited thereon, shall be one hundred percent (100%) vested at all times. (b) Matching Contributions, and earnings credited thereon, and Discretionary Contributions shall vest in accordance with a schedule to be determined in the sole discretion of the Plan Administrator, with such schedule to be provided to the Participant at the time such contributions are credited to the Participant’s Company Contribution Account. Notwithstanding the above, the Company Contribution Account shall become one hundred percent (100%) vested upon the occurrence of any of the following events to the extent permitted under Code Section 409A: (i) The Participant’s Retirement, (ii) The Participant’s Disability, (iii) The Participant’s death,

10 Classification: DBI Confidential (iv) A Change in Control of the Company. 5.8. Discharge for Cause. Notwithstanding any other provision of this Plan to the contrary, a Participant’s Company Contribution Account shall be forfeited and no benefit shall be paid from that Account if a Participant’s employment with Employer is terminated for “Cause.” For these purposes, “Cause” means the Participant’s (a) breach of Section 1.00 of the Standard Executive Severance Agreement (if any) between the Participant and the Company, including Scope of Duties, Confidential Information, Solicitation of Employees, Solicitation of Third Parties, Non-Competition, Post-Termination Cooperation, Non-Disparagement, Nondisclosure, and Return of Company Property; (b) willful, illegal or grossly negligent conduct that is materially injurious to the Company or any Affiliate monetarily or otherwise; (c) violation of laws or regulations governing the Company or to any Affiliate; (d) breach of any fiduciary duty owed to the Company or any Affiliate, expressly including the duties of good faith, ordinary care, and to act in a manner that is not opposed to the best interests of the Company; (e) violation of a material provision of the Company’s or any Affiliate’s policies and procedures; (f) involvement in any act of moral turpitude that has or could reasonably have an injurious effect on the Company (or any Affiliate) or its reputation; (g) breach of the terms of any non-solicitation or confidentiality clauses contained in any agreement(s) with a former employer; (h) dishonesty or fraudulent conduct in violation of the Company’s or any Affiliate’s policies or procedures; or (i) conviction of any crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude after all applicable rights of appeal have been exhausted or waived. By way of non-limiting example, conduct constituting Cause under clause (f) of the preceding sentence of this Section 5.8 includes the Participant’s engagement in or facilitation of, as determined by the Company, any form of harassment, sexual or otherwise, or any other sexual misconduct. The Company’s dissatisfaction with the Participant’s performance, or the business results achieved, shall not, in and of itself, constitute Cause under this Section. 5.9. Statement of Account. The Plan Administrator shall provide or make available to each Participant (including electronically), not less frequently than annually, a statement in such form as the Plan Administrator deems desirable setting forth the balance of his or her Account. 5.10. Payments from Account. Any payment made to or on behalf of a Participant from his or her Account in an amount which is less than the entire balance of his or her Account shall be made pro rata from each of the Measurement Funds to which such Account is then allocated. ARTICLE VI Payments to Participants 6.1. Distributions. Distributions under this Plan may only be made in accordance with the requirements of Code Section 409A. 6.2. Timing of Benefit Payments. A Participant may elect the timing of his or her benefit payments in the Participation Agreement in a manner established by the Plan Administrator. Such election shall be made in a manner that satisfies Section 409A of the Code with regard to the timing of Participant elections. All payments of benefits shall be made, or shall commence as soon as administratively practicable after the Valuation Date immediately following the earliest of any date designated by the Participant in the applicable Participation Agreement, death, Disability, or Termination. Notwithstanding the above, if the Participant is re-employed by the Employer before

11 Classification: DBI Confidential the date any installment payment under the Plan is payable due to a Retirement, any future payments shall be suspended until another payment event occurs. 6.3. Form of Payment. Subject to the requirements of Code Section 409A, benefits payable under the Plan shall be payable in the following form: (a) Termination of Employee Prior to Retirement. Benefits payable as a result of a Termination of a Participant who is an employee prior to Retirement, Disability, or death shall be paid in the form of a single lump sum payment. (b) Termination of Employee Due to Retirement or any Termination of a Non- Employee Director. Benefits payable as a result of (x) a Termination of a Participant who is an employee due to Retirement, or (y) any Termination (whether due to Retirement or prior to Retirement) of a Participant who is a non-employee director, shall be paid in the form elected by the Participant in his or her Participation Agreement. If a Participant fails to make a timely election, benefits shall be paid in the form of a lump sum. Options for form of payment shall include: (i) A lump sum payment, or (ii) Annual installments over a period of three (3), five (5) or ten (10) years. The Participant’s Account shall continue to accrue earnings (or losses) as measured by the Measurement Funds during the payment period on the unpaid balance in the Participant’s Accounts. (c) In-Service Distributions. Benefits payable on a date designated by a Participant that is earlier than the Participant’s Termination, Disability, or death shall be paid in the form of a single lump sum payment. 6.4. Disability. Upon the Disability of a Participant, the Participant shall be paid the balance in his or her Account in the form of a lump sum payment, with such payment to be made as soon as practicable after the Participant's Disability has been determined by the Plan Administrator. Such payment may be made to any legally appointed guardian of the Participant. Upon the Disability of the Participant after installment benefit payments have commenced, the Participant shall receive the remaining unpaid balance in the Participant’s Account in the form of a lump sum payable as soon as administratively practicable after the Participant’s Disability. 6.5. Death. Upon the death of a Participant, the Employer shall pay to the Participant’s Beneficiary the balance in his or her Account in the form of a lump sum payment, with such payment to be made as soon as practicable after the Participant’s death as determined by the Plan Administrator. Upon the death of a Participant after installment benefit payments have commenced, the Participant’s Beneficiary shall receive the remaining unpaid balance in the Participant’s Account in the form of a lump sum payable as soon as administratively practicable after the Participant’s death. To the extent permitted by Code Section 409A, payment pursuant to this Section 6.5 shall be considered timely if it is made by December 31 of the first calendar year following the calendar year during which the Participant’s death occurs. 6.6. Unforeseeable Emergency. Upon a finding that a Participant has suffered an Unforeseeable Emergency, the Plan Administrator may, in its sole discretion, make distributions from the Participant's Elective Deferral Account and/or from the vested balance of the Participant’s Company Contribution Account. A Participant requesting a distribution as a result

12 Classification: DBI Confidential of an Unforeseeable Emergency shall apply in writing to the Plan Administrator and shall provide such additional information as the Plan Administrator may require. The amount of the withdrawal shall be limited to the amount necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). If a distribution is made due to an Unforeseeable Emergency in accordance with this Section 6.6, the Participant's deferrals under this Plan shall cease for the remainder of the Deferral Period in which the distribution occurs. Any resumption of the Participant's deferrals under this Plan shall be made only at the election of the Participant in accordance with Article III herein. 6.7. Change in Election for In-Service Distributions. A Participant may change the payment date of an existing payment election made under Section 6.2 for a Plan Year for an in- service distribution that would otherwise be payable in a single lump sum payment on a date designated by the Participant that is earlier than the Participant’s Termination, Disability, or death pursuant to Section 4.3(c) by filing a new payment election, in the form specified by the Plan Administrator, at least twelve (12) months prior to the original in-service payment date, provided that such new election delays the payment date for the Participant’s lump sum payment pursuant to Section 4.3(c) by at least five (5) years from the original payment date. In no event shall the new payment election take effect until at least twelve (12) months after the date on which the election is made. A Participant may not change the payment date or form of payment with respect to any Accounts payable at Retirement, once elected. 6.8. Small Accounts. Notwithstanding any election made under this Plan, if the total value of the Participant's Account on the Participant’s Retirement date or any subsequent payment date does not exceed the limit imposed by Code Section 402(g) in effect on such date, then the Plan Administrator, in its sole discretion may cause the Participant's Account to be paid to the Participant in one lump sum as soon as practicable after the date on which such Account would otherwise have been paid in accordance with the Participant’s election. 6.9. Valuation of Payments. Any lump sum benefit owed under this Article VI shall be payable in an amount equal to the value of the Participant's Accounts (or relevant portion thereof) as of the most recent Valuation Date in the year in which payment is to be made. The first annual installment payment in a series of installment payments shall be equal to (i) the value of the Participant's Accounts (or relevant portion thereof) as of the most recent Valuation Date, divided by (ii) the number of installment payments elected by the Participant. The remaining installments shall be paid in an amount equal to the value of such Accounts (or relevant portion thereof) as of the most recent Valuation Date, divided by the number of remaining unpaid installment payments. 6.10. Delay of Payment for Specified Employees. Notwithstanding any provision of this Plan to the contrary, in the case of any Participant who is a "specified employee" within the meaning of Code Section 409A(a)(2)(B)(i), no distribution under this Plan due to the Participant’s Retirement or Termination (for any reason other than the Participant’s death) may be made, or may commence, before the Valuation Date immediately following the date that is 6 months after the date of such Participant's “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i).

13 Classification: DBI Confidential 6.11. Effect of Code Section 4999. Notwithstanding any other provision of this Plan to the contrary, and unless otherwise specified in another written plan or agreement between the Participant and the Company or an Employer executed simultaneously with or before a Change in Control, if any payments or any acceleration of the payments made to a Participant from his Company Contribution Account, alone or together with any other compensation or benefit a Participant has received or may receive, would result in the Participant’s being subject to an excise tax under Section 4999 of the Code, the amount payable hereunder may be reduced or deferred to the extent necessary to ensure that no payment or distribution by the Employer or any other person to or for the benefit of the Participant will be subject to the excise tax imposed by Section 4999. Such reduction or deferral shall only be made in compliance with Code Section 409A. 6.12. Effect of Payment. The full payment of the applicable benefit under this Article VI shall completely discharge all obligations on the part of the Employer to the Participant (and each Beneficiary) with respect to the operation of this Plan, and the Participant's (and Beneficiary's) rights under this Plan shall terminate. ARTICLE VII Beneficiary Designation 7.1. Beneficiary Designation. Subject to Section 7.3, each Participant shall have the right, at any time, to designate one (1) or more persons or an entity as Beneficiary (both primary as well as contingent) to whom benefits under this Plan shall be paid in the event of such Participant's death prior to complete distribution of the Participant's Accounts. Each Beneficiary designation shall be in a written form prescribed by the Plan Administrator and shall be effective only when filed with the Plan Administrator during the Participant's lifetime. 7.2. Changing Beneficiary. Subject to Section 7.3, any Beneficiary designation may be changed by a Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Plan Administrator. The filing of a new properly completed Beneficiary designation shall cancel all Beneficiary designations previously filed. 7.3. Community Property. If the Participant resides in a community property state, any Beneficiary designation shall be valid or effective only as permitted under applicable law. 7.4. No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided in Section 7.1, if the Beneficiary designation is void under Section 7.3, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's Accounts, the Participant's Beneficiary shall be the Participant's estate. 7.5. Effect of Payment. Payment to the deemed Beneficiary shall completely discharge the Employer’s obligations under this Plan. ARTICLE VIII Administration 8.1. Plan Administrator. The Plan Administrator shall be a committee or officer appointed by the Company to administer the Plan. The Plan Administrator shall have full discretionary power and authority to interpret the Plan, to prescribe, amend and rescind any

14 Classification: DBI Confidential rules, forms and procedures as it deems necessary or appropriate for the proper administration of the Plan and to make any other determinations, including factual determinations, and take such other actions as it deems necessary or advisable in carrying out its duties under the Plan. If the Company fails to appoint a Plan Administrator, the Company shall serve as the Plan Administrator. 8.2. Agents. The Plan Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may, from time to time, consult with counsel who may be counsel to the Employer. 8.3. Binding Effect of Decisions. All decisions and determinations by the Plan Administrator shall be final, conclusive and binding on the Employer, Participants, Beneficiaries and any other persons having or claiming an interest hereunder. 8.4. Indemnification of Plan Administrator. The Company shall indemnify and hold the Plan Administrator harmless against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan due to the Plan Administrator’s service as such, except in the case of gross negligence or willful misconduct by the Plan Administrator or as expressly provided by statute. ARTICLE IX Claims Procedures 9.1. Claim. A Participant who believes that he or she is being denied a benefit to which he or she is entitled under the Plan may file a written request for such benefit with the Plan Administrator, setting forth his or her claim for benefits. 9.2. Claim Decision Not Involving Determination of Disability. The Plan Administrator shall reply to any claim filed under Section 9.1 that does not involve a determination of disability within a reasonable period of time, but not later than 90 days of receipt of such claim, unless it determines that special circumstances require an extension of time, not to exceed an additional 90 days, for processing the claim. Written notice of such extension, indicating the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render a decision on such claim, shall be provided to the Participant before the expiration of the original 90-day period. If the claim is denied in whole or in part, such reply shall include a written explanation, using language calculated to be understood by the Participant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to relevant provisions of this Plan on which such denial is based; (c) a description of any additional material or information necessary for the Participant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Participant wishes to submit the claim for review;

15 Classification: DBI Confidential (e) the time limits for requesting a review under Section 9.4 and for review under Section 9.5 hereof; and (f) the Participant's right to bring an action for benefits under Section 502 of ERISA following an adverse decision on review. 9.3. Claim Decision Involving Determination of Disability. The Plan Administrator shall reply to any claim filed under Section 9.1 that involves a determination of Disability within a reasonable period of time, but not later than 45 days of receipt of such claim, unless it determines that an extension of time, not to exceed an additional 30 days, is necessary due to matters beyond the control of the Plan. Written notice of such extension, indicating the circumstances requiring the extension of time and the date by which the Plan Administrator expects to render a decision on such claim, shall be provided to the Participant before the expiration of the original 45-day period. If, prior to the end of the first 30-day extension period, the Plan Administrator determines that, due to matters beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making a decision shall be extended for up to an additional 30 days. Written notice of such extension, indicating the circumstances requiring the extension of time and the date by which the Plan Administrator expects to render a decision on such claim, shall be provided to the Participant before the expiration of the first 30-day extension period. In the case of a first or second 30-day extension period, the notice informing the Participant of such extension period shall also specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues. The Participant shall be afforded at least 45 days within which to provide the specified information. If the Participant provides insufficient information or files an incomplete claim, the time for making a decision is tolled (suspended) from the date the Plan Administrator provides the Participant notice of an extension until the date it receives the Participant’s response to the request for additional information. If the claim is denied in whole or in part, such reply shall include a written explanation, using language calculated to be understood by the Participant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to relevant provisions of this Plan on which such denial is based; (c) a description of any additional material or information necessary for the Participant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Participant wishes to submit the claim for review; (e) the time limits for requesting a review under Section 9.4 and for review under Section 9.6 hereof; (f) the Participant's right to bring an action for benefits under Section 502 of ERISA following an adverse decision on review;

16 Classification: DBI Confidential (g) if an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse decision, either the specific rule, guideline, protocol, or other similar criterion; or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse decision and that a copy of such rule, guideline, protocol, or other criterion will be provided free of charge to the Participant upon request; and (h) if the adverse decision is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the plan to the claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request. 9.4. Request for Review. Within 60 days after the receipt by the Participant of the written explanation described in Section 9.2 above (in the case of a claim decision not involving a determination of Disability), or within 180 days after the receipt by the Participant of the written explanation described in Section 9.3 above (in the case of a claim decision involving a determination of Disability), the Participant may request in writing that the Plan Administrator review its determination. The Participant or his or her duly authorized representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Participant’s claim for benefits and may submit written comments, documents, records and other information relating to the claim for benefits for consideration by the Plan Administrator. If the Participant does not request a review of the initial determination within such 60-day or 180-day period, as the case may be, the Participant shall be barred and estopped from challenging the determination. 9.5. Review of Decision Not Involving Determination of Disability. After considering all materials presented by the Participant with respect to a request for review of a claim decision not involving a determination of Disability, the Plan Administrator will render a written decision, setting forth (a) the specific reasons for the decision; (b) specific references to the relevant provisions of this Plan on which the decision is based; (c) a statement that the Participant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Participant’s claim for benefits; and (d) the Participant’s right to bring an action for benefits under Section 502 of ERISA. The decision on review shall be communicated to the Participant within a reasonable period of time, but not later than 60 days after the Plan Administrator's receipt of the Participant's request for review. If the Plan Administrator determines that special circumstances require an extension of time for processing the claim, written notice shall be furnished to the Participant prior to the expiration of the initial 60-day period, which notice shall indicate the special circumstances requiring an extension of time and the date, not later than 60 days after the expiration of the

17 Classification: DBI Confidential initial 60-day period, by which the Plan Administrator expects to render the decision on review. All decisions on review shall be final and shall bind all parties concerned. 9.6. Review of Decision Involving Determination of Disability. The review of a claim decision involving a determination of Disability shall not afford deference to the initial adverse decision and shall be conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the initial adverse decision that is the subject of the request for review, nor the subordinate of such individual. If the initial adverse decision was based in whole or in part on a medical judgment, the appropriate named fiduciary shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment. Any health care professional engaged for purposes of such consultation shall be an individual who is neither an individual who was consulted in connection with the adverse decision that is the subject of the request for review, nor the subordinate of any such individual. The Plan Administrator shall identify medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the Participant’s adverse decision, without regard to whether the advice was relied upon in making the claim decision. After considering all materials presented by the Participant with respect to a request for review of a claim involving a determination of Disability, the Plan Administrator will render a written decision, setting forth (a) the specific reasons for the decision; (b) the specific reference to relevant provisions of this Plan on which the decision is based; (c) a statement that the Participant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Participant’s claims for benefits; (d) a statement of the Participant’s right to bring an action for benefits under Section 502 of ERISA; (e) if an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse decision, either the specific rule, guideline, protocol, or other similar criterion; or a statement that such rule, guideline, protocol, or other similar criterion was relied upon in making the adverse decision and that a copy of the rule, guideline, protocol, or other similar criterion will be provided free of charge to the Participant upon request; (f) if the adverse decision is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the decision, applying the terms of the Plan to the Participant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request; and (g) the following statement: "You and your Plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency."

18 Classification: DBI Confidential The decision on review shall be communicated to the Participant within a reasonable period of time, but not later than 45 days after the Plan Administrator's receipt of the Participant's request for review. If the Plan Administrator determines that special circumstances require an extension of time for processing the claim, written notice shall be furnished to the Participant prior to the expiration of the initial 45-day period, which notice shall indicate the special circumstances requiring an extension of time and the date, not later than 45 days after the expiration of the initial 45-day period, by which the Plan Administrator expects to render the decision on review. All decisions on review shall be final and shall bind all parties concerned. ARTICLE X Miscellaneous 10.1. Unfunded Plan. This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of “management or highly compensation employees” within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security act of 1974, as amended (“ERISA”), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and no further benefits shall be paid hereunder if it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt. 10.2. Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Employer. Except as may be provided in Section 10.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Employer under this Plan. Any and all of the Employer’s assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer’s obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future. 10.3. Trust Fund. The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer’s creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer. Further, in no event shall any assets be transferred to any such trust at a time or in a manner that would cause any amount to be included in the income of a Participant pursuant to Code Section 409A(b). 10.4. Protective Provisions. Each Participant and Beneficiary shall cooperate with the Plan Administrator by furnishing any and all information requested by the Plan Administrator in order to facilitate the payment of benefits hereunder. Such cooperation includes providing consent to being insured under a Company owned life insurance policy in which the Company is

19 Classification: DBI Confidential the policy beneficiary. If a Participant or Beneficiary refuses to cooperate with the Plan Administrator, the Employer shall have no further obligation to the Participant or Beneficiary under the Plan, other than payment of the then-current balance of the Participant's Accounts in accordance with prior elections. 10.5. Inability to Locate Participant or Beneficiary. If the Plan Administrator is unable to locate a Participant or Beneficiary within two years following the date the Participant was to commence receiving payment, the entire amount allocated to the Participant's Account shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such benefit, such benefit shall be reinstated without interest or earnings from the date payment was to commence pursuant to Article VI. 10.6. No Contract of Employment. Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant or any person whosoever, the right to be retained in the service of the Employer, and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted. 10.7. Withholding Taxes. The Plan Administrator and the Employer may make such provisions and take such action as it may deem necessary or appropriate for the withholding of any taxes which the Employer is required by any law or regulation of any governmental authority, whether federal, state or local, to withhold in connection with any contributions or benefits under the Plan, including, but not limited to, the withholding of appropriate sums from any amount otherwise payable to the Participant (or his or her Beneficiary). Each Participant, however, shall be responsible for the payment of all individual tax liabilities relating to any such benefits. 10.8. No Limitation on Employer Actions. Nothing contained in the Plan shall be construed to prevent the Employer from taking any action which is deemed by it to be appropriate or in its best interest. No Participant, Beneficiary, or other person shall have any claim against the Employer as a result of such action. 10.9. Obligations to Employer. If a Participant becomes entitled to a payment of benefits under the Plan, and if at such time the Participant has out-standing any debt, obligation, or other liability representing an amount owing to the Employer, then the Employer may offset such amount owed to it against the amount of benefits otherwise distributable. Such determination shall be made by the Plan Administrator in its sole discretion. 10.10. No Liability for Action or Omission. Neither the Company nor any director, officer or employee of the Company shall be responsible or liable in any manner to any Participant, Beneficiary or any person claiming through them for any benefit or action taken or omitted in connection with the granting of benefits, the continuation of benefits, or the interpretation and administration of this Plan. 10.11. Nonalienation of Benefits. Except as otherwise specifically provided herein, all amounts payable hereunder shall be paid only to the person or persons designated by the Plan and not to any other person or corporation. No part of a Participant's Account shall be liable for

20 Classification: DBI Confidential the debts, contracts, or engagements of any Participant, his or her Beneficiary, or successors in interest, nor shall such accounts of a Participant be subject to execution by levy, attachment, or garnishment or by any other legal or equitable proceeding, nor shall any such person have any right to alienate, anticipate, commute, pledge, encumber, or assign any benefits or payments hereunder in any manner whatsoever. By way of illustration, and without limiting the foregoing, a Participant’s benefits under this Plan shall not be transferable by domestic relations order. If any Participant, Beneficiary or successor in interest is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any payment from the Plan, voluntarily or involuntarily, the Plan Administrator, in its discretion, may cancel such payment (or any part thereof) to or for the benefit of such Participant, Beneficiary or successor in interest in such manner as the Plan Administrator shall direct. 10.12. Liability for Benefit Payments. The obligation to pay or provide for payment of a benefit hereunder to any Participant or his or her Beneficiary shall, at all times, be the sole and exclusive liability and responsibility of the Company. 10.13. Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of Ohio to the extent not superseded by federal law, without reference to the principles of conflict of laws. 10.14. Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included. 10.15. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan. 10.16. Gender, Singular and Plural. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may read as the plural and the plural as the singular. 10.17. Participating Employers. If any affiliated or subsidiary entity wishes to adopt the Plan as an Employer for the benefit of its employees, it shall execute a Participation Agreement or perform any other act as required by the Plan Administrator. 10.18. Notice. Any notice or filing required or permitted to be given to the Plan Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Plan Administrator, Designer Brands Inc. (f/k/a DSW Inc.) Nonqualified Deferred Compensation Plan, c/o Designer Brands Inc. HR Benefits, Designer Brands Inc., 810 DSW Drive, Columbus, Ohio 43219, or to such other person or entity as the Plan Administrator may designate from time to time. Such notice shall be deemed given as to the date of delivery, or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

21 Classification: DBI Confidential 10.19. Amendment and Termination. The Plan may be amended, suspended, or terminated at any time by Company or by the Plan Administrator in its sole discretion; provided, however, that no such amendment, suspension or termination shall result in any reduction in the value of a Participant's Accounts determined as of the effective date of such amendment. In addition, the Plan, and/or the terms of any election made hereunder, may be amended at any time and in any respect by Company or by the Plan Administrator if and to the extent recommended by counsel in order to conform to the requirements of Code Section 409A and regulations thereunder. In the event of any suspension or termination of the Plan, payment of Participants' Accounts shall be made under and in accordance with the terms of the Plan and the applicable elections (except that the Plan Administrator may determine, in its sole discretion, to accelerate payments to all Participants if and to the extent that such acceleration is permitted under Code Section 409A and regulations thereunder). 10.20. Code Section 409A. It is intended that the Plan comply with the provisions of Code Section 409A, so as to prevent the inclusion in gross income of any amounts deferred hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise actually be paid or made available to Participants (or their Beneficiaries or estates). This Plan shall be construed, administered, and governed in a manner that effects such intent, and the Plan Administrator shall not take any action that would be inconsistent with such intent. In furtherance of such intent, and notwithstanding any other provision of the Plan to the contrary, the Plan Administrator, in its sole discretion, may: (a) accelerate the time or schedule of a payment under the Plan to a time or form otherwise permitted under Code Section 409A and Treasury Regulation Section 1.409A-3(j); or (b) delay the time or form of a payment under the Plan to a time or form otherwise permitted under Code Section 409A and Treasury Regulation Section 1.409A-2(b)(7). Although the Plan Administrator shall use its best efforts to avoid the imposition of taxation, interest and penalties under Code Section 409A, the tax treatment of deferrals under this Plan is not warranted or guaranteed. Neither the Company and its Affiliates, nor the Plan Administrator (or its delegate(s)) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant, Beneficiary or other taxpayer as a result of the Plan, whether under Code Section 409A or otherwise. Any reference in this Plan to Code Section 409A will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to Code Section 409A by the U.S. Department of Treasury or the Internal Revenue Service. For purposes of the Plan, the phrase “permitted by Section 409A of the Code,” or words or phrases of similar import, shall mean that the event or circumstance shall only be permitted to the extent it would not cause an amount deferred or payable under the Plan to be includible in the gross income of a Participant or Beneficiary under Code Section 409A.